EXHIBIT 10.2


                       NOTE AND WARRANT PURCHASE AGREEMENT


        THIS NOTE AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), is made and entered into as of the 19th day of April, 2001, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), located at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, CA 91367, and the purchaser identified on the signature page to this Agreement (the "PURCHASER"), located at the address set forth on the Signature Page to this Agreement.

                                   ARTICLE 1
                      AUTHORIZATION AND SALE OF SECURITIES

     1.1 AUTHORIZATION. The Company has authorized the sale and issuance to the Purchaser and others of (i) 10% secured convertible promissory notes due no later than eighteen (18) months following the Closing Date in the form attached hereto as EXHIBIT A (the "CONVERTIBLE NOTES"), convertible into Common Stock, par value $.001 per share, of the Company ("COMMON STOCK"), which Convertible Notes are issuable no later than May 31, 2001 in an aggregate principal amount not exceeding $2,264,150, and (ii) three (3) year warrants to purchase Common Stock in the form attached hereto as EXHIBIT B (the "WARRANTS"), each with an aggregate exercise price equal to 100% of the original principal amount of its related Convertible Note, which Warrants are issuable no later than May 31, 2001. The shares of capital stock issuable upon conversion of the Convertible Notes are referred to as the "CONVERSION SHARES." The shares of capital stock issuable upon exercise of the Warrants are referred to as the "WARRANT SHARES." The Convertible Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to as the "SECURITIES."

     1.2 AGREEMENT TO PURCHASE AND SELL CONVERTIBLE NOTES. The Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a Convertible Note in the principal amount set forth on the Signature Page to this Agreement (the "COMMITTED AMOUNT") on the terms and conditions set forth herein. Additionally, in further consideration of the Purchaser's purchase of the Convertible Note hereunder, the Company agrees to issue to the Purchaser, and the Purchaser agrees to accept from the Company, a Warrant initially exercisable for a number of Warrant Shares equal to one hundred percent (100%) of the Committed Amount (the "WARRANT COVERAGE") divided by an amount equal to 112.5% of the average closing sale price of a share of the Company's Common Stock on the American Stock Exchange over the 10 trading days immediately preceding the date of this Agreement. The number and type of shares issuable upon exercise of the Warrant is subject to adjustment as set forth in the Warrant.

     1.3 CLOSINGS AND DELIVERY. The purchase and sale of all of the Convertible Notes shall occur concurrently at 12:00 p.m., Los Angeles time, on Thursday, May 10, 2001, or at such other time on or before May 31, 2001 as is mutually agreed upon by the Company and the Agent (as defined below) on behalf of himself and all purchasers of Convertible Notes. Such purchase and sale is referred to herein as the "CLOSING," and the date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall be held at the offices of the Company first set forth above. At the Closing, the Company will deliver to Purchaser the Convertible Note being purchased at such Closing and the Purchaser shall deliver to the Company by check or wire the principal amount of such Convertible Note in full payment of both the Convertible Note and Warrant. At the Closing, the Company shall also deliver or cause to be delivered to the Purchaser a Warrant for the full

Warrant Coverage amount and a fully executed copy of the Security Agreement and the Guaranty (each as defined below).

     1.4 NATURE OF OFFERING. The investment in the Securities is being made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and Regulation D ("REGULATION D") and the other rules and regulations promulgated under the Securities Act and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

     1.5 SECURITY; GUARANTY. The Company's obligations under the Convertible Notes will be secured by the collateral set forth in that certain Security Agreement (the "SECURITY AGREEMENT") dated as of the Closing Date between the Company and Harris Toibb ("TOIBB") as Agent for himself and the other purchasers of the Convertible Notes, in the form attached hereto as EXHIBIT C, and guaranteed pursuant to the Guaranty made by the Guarantors (as defined in the Guaranty) in favor of Toibb as Agent for himself and the other purchasers of the Convertible Notes, in the form attached hereto as EXHIBIT D.

                                   ARTICLE 2
                                   CONVERSION

     2.1 OPTIONAL CONVERSION. From and after the Closing Date, the Purchaser shall have the right, at its option, by giving written notice to the Company at its principal office at any time prior to the full repayment of the Convertible Note, to convert in whole or in part the outstanding principal amount of the Convertible Note and all accrued interest thereon into a number of Conversion Shares equal to the quotient obtained by dividing the outstanding principal amount of the Convertible Note and all accrued interest thereon at a price of $0.706 (subject to appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and the like) (the "CONVERSION PRICE").

     2.2 AUTHORIZED SHARES. At all times from and after the Closing Date and until the maturity date of the Convertible Note, the Company shall maintain a sufficient number of authorized shares of Common Stock to be available for issuance in a timely manner upon conversion of the Convertible Note in accordance with the terms hereof and thereof.

     2.3 ISSUANCE OF SHARES ON CONVERSION. As soon as practicable after any conversion of the Convertible Note, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of the Convertible Note, a certificate or certificates for the number of fully paid and non-assessable Conversion Shares to which that holder shall be entitled on such conversion. No fractional shares will be issued on conversion of the Convertible Note. If on conversion of the Convertible Note a fraction of a share results, the Company will pay the cash value of that fractional share, with the value of any such full share equal to the Conversion Price.

     2.4 LIMITATIONS ON CONVERSION. Notwithstanding anything to the contrary contained in this Agreement and the Convertible Note, the Convertible Note may not be converted, in whole or in part, into Conversion Shares unless and until any then-applicable requirements of all federal and state securities laws and regulatory agencies charged with enforcing securities laws shall have been fully complied with to the satisfaction of the Company and its counsel; PROVIDED, HOWEVER, that the


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Company shall at all times use its best efforts to comply with such requirements. The Company may, in its reasonable discretion, condition any conversion of the Convertible Note upon the holder's delivery to the Company of a written agreement, in form and substance satisfactory to the Company, whereby the holder makes, at the time of conversion, such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Purchaser set forth in SECTION 3.2(d) below as and to the extent applicable to the issuance of the Conversion Shares upon conversion of the Convertible Note.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     3.1 BY THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

     (a) STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own and operate its properties and assets, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement, the Convertible Note, the Warrant, the Security Agreement and the Guaranty (collectively, the "TRANSACTION DOCUMENTS"). The Company is duly qualified to do business and is in good standing in California and in each other state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to own and operate its properties and assets and conduct its business in the manner now conducted.

     (b) AUTHORIZATION. The Company has full legal right, power and authority to conduct its business and affairs. The Company has full legal right, power and authority to enter into and perform its obligations under the Transaction Documents, including the issuance of the Securities. The execution and delivery of this Agreement, the borrowing hereunder, the execution and delivery of the other Transaction Documents, and the performance by the Company of its obligations thereunder, including the issuance of the Securities, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken and the Company has received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement and all of the other Transaction Documents are duly authorized to act on behalf of the Company.

     (c) VALIDITY AND BINDING EFFECT. This Agreement and the other Transaction Documents are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

     (d) NO CONFLICTS. Consummation of the transactions contemplated hereby and the performance of the obligations of the Company under and by virtue of the Transaction Documents, including the issuance of the Securities, do not conflict with, and will not result in any breach of, or constitute a default or trigger a lien under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument

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or agreement to which the Company is a party or by which the Company or its respective properties may be bound or affected or to which the Company has not obtained an effective waiver.

     (e) EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy of the Purchaser's representations in SECTION 3.2(D), (E), (G) and (H), the sale of the Securities will not require registration under the Securities Act and/or any applicable state securities law. The Conversion Shares and the Warrant Shares issuable by the Company upon conversion of the Convertible Note and exercise of the Warrant, respectively, shall, if and when the Convertible Note is converted and the Warrant is exercised in accordance with their respective terms, be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws.

     (f) SEC DOCUMENTS. The Company has made available to the Purchaser true and complete copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and each report, proxy statement or registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of such Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

     (g) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration

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of the Securities under the Securities Act; PROVIDED, that the Company makes no representation or warranty with respect to the Purchaser or any other purchaser of the Convertible Notes.

     (h) NO MATERIAL ADVERSE EFFECT. Since December 31, 2000, no Material Adverse Effect (as defined) has occurred or exists with respect to the Company, except as disclosed in the SEC Documents. For purposes hereof, "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, material agreements or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

     (i) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since December 31, 2000, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     (j) NO INTEGRATED OFFERING. Other than as described in the SEC Documents or pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Purchaser or any other purchaser of the Convertible Notes in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Notes or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Notes or Common Stock or any securities convertible into, exchangeable or exercisable for the Convertible Notes or Common Stock or any such other securities) within the six-month period next preceding the date hereof in a manner that would make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take any action (including, without limitation, any offering or sale to any person or entity of the Convertible Notes or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement.

     (k) LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

     (l) NO MISLEADING OR UNTRUE COMMUNICATION. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Notes or Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any

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material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (m) SUBSIDIARIES. The Company does not have any subsidiaries except for Brilliant Studios, Inc., a Delaware corporation, B3D, Inc., a Delaware corporation, The Auctionchannel, Inc., a Delaware corporation, Trojan Television Limited, a corporation organized under the laws of England and Wales, and Brilliant Interactive Ideas Pty. Limited, an Australian corporation.

     3.2 BY THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

     (a) STATUS. If Purchaser is a corporation, partnership, trust or limited liability company, Purchaser is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the state of its formation, and has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

     (b) AUTHORIZATION. Purchaser has the full legal right, power and authority to enter into and perform its obligations under the Transaction Documents. The execution and delivery of this Agreement, the execution and delivery of each Transaction Document to which the Purchaser is a party, and the performance by the Purchaser of its obligations hereunder and thereunder are within the powers of the Purchaser and have been duly authorized by all necessary action properly taken and the Purchaser has received all necessary governmental approvals, if any, that are required. The person executing this Agreement and all of the other Transaction Documents to which the Purchaser is a party is duly authorized to act on behalf of the Purchaser.

     (c) VALIDITY AND BINDING EFFECT. This Agreement and the other Transaction Documents are the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

     (d) INVESTMENT REPRESENTATIONS.

     (i) Purchaser has such knowledge and experience in financial and business matters, including investments of the type represented by the Convertible Note and the Warrant and the Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrant, as to be capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Convertible Note and the Warrant and the Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrant;

     (ii) Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act; and

     (iii) Purchaser is acquiring the Convertible Note and the Warrant and, to the extent converted or exercised, as the case may be, will be acquiring the Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrant, for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law, without

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prejudice, however, to Purchaser's right at all times to sell or otherwise dispose of all or any part of the Securities pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws.

     (e) TRANSFER RESTRICTIONS. Purchaser acknowledges and agrees that the Convertible Note and the securities issuable upon conversion of the Convertible Note are subject to, and that Purchaser will be bound by, the additional transfer restrictions set forth in Section 6 of the Convertible Note.

     (f) ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the other Transaction Documents to with the Purchaser is a party, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser or (a) violate any provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Purchaser to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its assets, operations or management may be subject.

     (g) DISCLOSURE; ACCESS TO INFORMATION. The Purchaser has received all documents, records, books and other publicly available information pertaining to Purchaser's investment in the Company that have been requested by the Purchaser. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Purchaser has reviewed or received copies of all SEC Documents that have been requested by it.

     (h) MANNER OF SALE. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE 4
                            COVENANTS AND AGREEMENTS

     4.1 LISTING OF COMMON STOCK. The Company hereby agrees to maintain the listing of the Common Stock on any of the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET"), and as soon as reasonably practicable following the Closing to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares.

     4.2 ISSUANCE OF CONVERTIBLE NOTE AND WARRANT. The sale of the Convertible Notes and the Warrant and the issuance of the Common Stock upon conversion of the Convertible Note or exercise of the Warrant, as the case may be, shall be made in accordance with the provisions and

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requirements of Section 4(2) and Regulation D under the Securities Act (with respect to the issuance of the Convertible Notes, the Warrants and the Warrant Shares), Section 3(a)(9) of the Securities Act (with respect to the issuance of the Conversion Shares) and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Purchaser as required by all applicable laws.

                                   ARTICLE 5
                                     LEGEND

     Each certificate representing the Conversion Shares and the Warrant Shares will bear a legend in substantially the following form (the "LEGEND"):

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                                   ARTICLE 6
                              DEFAULT AND REMEDIES

     6.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

     (a) Default in the payment of the principal of or interest on the indebtedness evidenced by the Convertible Note in accordance with the terms of the Convertible Note;

     (b) A default or event of default shall occur in respect of any of the other Convertible Notes or any other indebtedness of the Company that exceeds, in the aggregate, $100,000 and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

     (c) The Company shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked;

     (d) The Company (i) shall generally not pay or shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within sixty (60) days, or (v) shall

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indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

     (e) Failure of the Company to perform any of its obligations, covenants or agreements under this Agreement or any of the other Transaction Documents (other than the payment of the principal of or interest on the indebtedness evidenced by the Convertible Note, which shall be subject to SUBSECTION 6.1(A) above and not this SUBSECTION (E));

     (f) A default or event of default shall occur under any of the other Transaction Documents and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

     (g) The Purchaser's inability to convert the Convertible Note into Conversion Shares upon written notice to the Company as provided for herein due to the Company's failure to comply with (and not due to the holder's failure to meet all applicable investor suitability requirements of) the then-applicable requirements of all federal, state and local securities laws and regulatory agencies charged with enforcing securities laws as provided for in SECTION 2.4 of this Agreement; or

     (h) A default or event of default shall occur in respect of any agreement of the Company that requires the payment by the Company of an amount in excess of $250,000.

     With respect to any Event of Default described above in SUBSECTIONS 6.1(E),
(F) and (h) that is capable of being cured and that does not already provide its own cure procedure (a "CURABLE DEFAULT"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if the Company provides notice to the Purchaser of such Curable Default in accordance with the provisions hereof within five (5) business days of the Company learning of such default and such Curable Default is fully cured and/or corrected within thirty
(30) days of the Company's notice thereof to Purchaser.

     6.2 ACCELERATION OF MATURITY; REMEDIES. Upon the occurrence of any Event of Default described in SUBSECTION 6.1(D), the indebtedness evidenced by the Convertible Note shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, the Purchaser at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by the Convertible Note without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Convertible Note:

     (a) The Purchaser shall be immediately entitled to exercise any and all rights and remedies possessed by the Purchaser pursuant to the terms of the Convertible Note and all of the other Transaction Documents; and

     (b) The Purchaser shall have any and all other rights and remedies that the Purchaser may now or hereafter possess at law, in equity or by statute.

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     6.3 REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to the Purchaser by this Agreement or any of the other Transaction Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Transaction Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by the Purchaser to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Transaction Documents to the Purchaser may be exercised from time to time and as often as may be deemed expedient by the Purchaser.

                                   ARTICLE 7
                              CONDITIONS TO CLOSING

     7.1 CONDITIONS TO THE OBLIGATIONS OF PURCHASER. The obligations of Purchaser to purchase and pay for the Convertible Note at the Closing and the other obligations of Purchaser under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by Purchaser:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Closing Date, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing Date), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

     (b) PERFORMANCE. The Company shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date.

     7.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell the Convertible Note to Purchaser at the Closing and the other obligations of the Company under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by the Company:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Closing Date, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing Date), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

     (b) PERFORMANCE. The Purchaser shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

                                   ARTICLE 8
                                  TERMINATION

     8.1 TERMINATION PRIOR TO CLOSING. Either party (the "TERMINATING PARTY") may (but shall not be obligated to) terminate this Agreement prior to the Closing by giving written notice to the other party if any of the conditions to the Terminating Party's obligations provided for in SECTION 7 have not been satisfied as of the Closing (other than due to the Terminating Party's failure to comply with its obligations under this Agreement) and the Terminating Party has not expressly waived such condition in writing on or before the Closing.

     8.2 TERMINATION FOLLOWING THE CLOSING. If the Closing occurs, this Agreement shall remain in full force and effect until the payment in full by the Company of the full principal amount of the Convertible Note and all accrued interest thereon, or conversion of the same into Conversion Shares as provided herein, at which time the Purchaser shall cancel the Convertible Note and deliver it to the Company.

                                    ARTICLE 9
                            SURVIVAL; INDEMNIFICATION

     9.1 SURVIVAL. The representations, warranties and covenants made by each of the Company and the Purchaser in this Agreement, the schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

     9.2 INDEMNITY.

     (a) BY THE COMPANY. The Company hereby agrees to indemnify and hold harmless the Purchaser, its affiliates and their respective officers, directors, partners and members (collectively, the "PURCHASER INDEMNITEES"), from and against any and all losses, claims, damages, costs, expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation), judgments, penalties, liabilities and deficiencies (collectively, "LOSSES"), and agrees to reimburse the Purchaser Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Purchaser Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

     (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

     (b) BY THE PURCHASER. The Purchaser hereby agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors, partners and members (collectively, the "COMPANY INDEMNITEES"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact, or breach of any of the Purchaser's representations or warranties contained in this Agreement, the schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Purchaser pursuant to this Agreement; or

     (ii) any failure by the Purchaser to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Purchaser pursuant to this Agreement.

     9.3 NOTICE. Promptly after receipt by either party hereto seeking indemnification pursuant to SECTION 8.2 (an "INDEMNIFIED PARTY") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "CLAIM"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to SECTION
8.2 is being sought (the "INDEMNIFYING PARTY") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

     9.4 DIRECT CLAIMS. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by any court of competent jurisdiction.

                                   ARTICLE 10
                              APPOINTMENT OF AGENT

     10.1 APPOINTMENT. The Purchaser hereby designates Toibb as agent (the "AGENT") to act as specified herein and in the other Transaction Documents. The Purchaser hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement, the other Transaction Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

     10.2 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by any of them hereunder or under any other Transaction Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Transaction Document a fiduciary relationship in respect of the Purchaser and nothing in this Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Transaction Document except as expressly set forth herein. The Agent shall promptly transmit to the Purchaser a copy of each notice given to it by the Company pursuant to the terms of this Agreement and shall give notice to the Purchaser of any default or Event of Default of which it becomes aware.

     10.3 LACK OF RELIANCE ON THE AGENT. Independently and without reliance upon the Agent, the Purchaser, to the extent it deems appropriate, has made (i) its own independent investigation of the financial condition and affairs of the Company in connection with the making of the loan provided for hereunder and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Company and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide the Purchaser with any credit or other information with respect thereto, whether coming into its possession before the making of the loan or at any time or times thereafter. The Agent shall not be responsible to the Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Transaction Document or the financial condition of the Company or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Transaction Document, or the financial condition of the Company or the existence or possible existence of any default or Event of Default.

     10.4 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any person that the Agent believed to be the proper person, and, with respect to all legal matters pertaining to this Agreement and any other Transaction Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

     10.5 INDEMNIFICATION. To the extent the Agent is not reimbursed and indemnified by the Company, the Purchaser will reimburse and indemnify the Agent, in proportion to the principal amount of the amounts owing to the Purchaser and all other purchasers of Convertible Notes, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Transaction Document; PROVIDED, HOWEVER, that the Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

     10.6 THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to purchase one or more of the Convertible Notes, the Agent shall have the rights and powers specified in the Agent's respective purchase agreement as a purchaser thereof and may exercise the same rights and powers as though it were not performing the duties specified herein. Toibb may lend money to and generally engage in any kind of business with the Company or any affiliate of the Company as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the Purchaser.

     10.7 SUCCESSION.

     (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Transaction Documents at any time by giving fifteen (15) business days' prior written notice to the Company and the Purchaser. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

     (b) Upon any such notice of resignation, the holders of at least a majority of the principal amount of the Convertible Notes shall appoint a successor Agent hereunder which shall be a person or entity reasonably acceptable to the Company.

     (c) If a successor Agent shall not have been so appointed within such fifteen (15) business day period, the Agent, with the consent of the Company, may then appoint a successor Agent which shall serve as Agent hereunder until such time, if any, as the holders of at least a majority of the principal amount of the Convertible Notes appoint a successor Agent as provided above.

                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of the Purchaser shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

     11.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

     11.3 INTEREST AND LOAN CHARGES NOT TO EXCEED MAXIMUM ALLOWED BY LAW. Anything in this Agreement, the Convertible Note or any of the other Transaction Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Committed Amount, acceleration of the maturity of the unpaid balance of the indebtedness evidenced by the Convertible Note or otherwise, shall the interest and other charges agreed to be paid to the Purchaser for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by the Company in respect of the indebtedness evidenced by the Convertible Note shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then IPSO FACTO, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by the Purchaser that exceed such maximum amounts shall be applied to the reduction of the principal balance of the indebtedness evidenced by the Convertible Note and/or refunded to the Company so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced by the Convertible Note exceed the maximum amounts permitted from time to time by applicable law.

     11.4 ARTICLE AND SECTION HEADINGS, DEFINED TERMS. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

     11.5 NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

     11.6 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and the Purchaser represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

     11.7 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California, without regard to conflict of law principles thereof.

     11.8 AMENDMENT. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; PROVIDED, HOWEVER, that the Agent may, with the consent of the Company, waive or amend, on behalf of all purchasers of Convertible Notes, any provisions hereof or of the Convertible Notes, PROVIDED that any such waiver or amendment which affects any holder in any manner materially and adversely different than any other holder may not be effected without the consent and agreement of the holder so adversely affected.

     11.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or in any of the Transaction Documents or made by or furnished on behalf of the Company in connection herewith or in any Transaction Documents shall survive the execution and delivery of this Agreement and the other Transaction Documents.

     11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     11.11 CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Purchaser and their respective agents have participated in the preparation hereof.

     11.12 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party (as determined by the court or other fact-finder) will be entitled to recover from the losing party all actual costs incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom, including, without limitation, reasonable attorneys' fees and disbursements.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                    COMPANY:

                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                    a Delaware corporation


                                    By:       /S/ ROBERT CHMIEL
                                            -----------------------------------
                                            Robert Chmiel
                                    Title:  Chief Operating Officer and
                                            Chief Financial Officer

                                    PURCHASER:


                                    HARRIS TOIBB
                                    ------------------------------------
                                    (Print Name of Purchaser)


                                    /S/ HARRIS TOIBB
                                    ------------------------------------
                                    (Signature)


                                    ------------------------------------
                                    (Title, if applicable)


                                    6355 TOPANGA CANYON BLVD., SUITE 411
                                    WOODLAND HILLS, CA 91367
                                    FACSIMILE: (818) 883-5636

                                    (Address)


                                    Committed Amount:     $2,000,000
                                                          --------------

Accepted and Acknowledged by:

HARRIS TOIBB,
as Agent under Article 10

/S/ HARRIS TOIBB
-----------------------------
Harris Toibb


                                SIGNATURE PAGE TO
                       NOTE AND WARRANT PURCHASE AGREEMENT


                                    Page 18